Exhibit 99.1
Alabama National BanCorporation Announces Fourth Quarter and Year-end 2003 Earnings

    BIRMINGHAM, Ala.--(BUSINESS WIRE)--Jan. 21, 2004--Alabama National BanCorporation ("ANB") (NASDAQ/NM:ALAB) today announced record earnings for the quarter and year ended December 31, 2003.
    For the quarter, ANB reported earnings of $10.8 million, up 15.9% from the 2002 fourth quarter. Diluted earnings per share of $0.82 were up 11.7% from the year ago quarter. Fourth quarter 2003 return on average equity was 15.40% and return on average assets was 1.13%, compared to fourth quarter 2002 ratios of 15.83% and 1.16%, respectively. Net revenue, defined as net interest income plus noninterest income (excluding securities gains and other nonrecurring items), grew to $48.7 million in the fourth quarter, up 5.0% from $46.4 million in the year ago quarter. Noninterest income (excluding securities gains and other nonrecurring items) represented 33.3% of total fourth quarter 2003 net revenue and declined 12.0% from the 2002 fourth quarter due to a decline in investment services income and mortgage origination and sale income.
    For the full year, ANB reported 2003 earnings of $41.0 million, or $3.17 per diluted share, up 15.0% from 2002's $35.7 million in earnings and up 12.5% from the diluted earnings per share of $2.81 for the 2002 full year. Alabama National's return on average assets for 2003 was 1.14%, and the return on average shareholders' equity for the year was 15.89%, compared to prior year ratios of 1.18% and 16.01%, respectively.
    Net revenue for 2003 totaled $198.4 million, up 14.2% from 2002. Noninterest income for the year (excluding securities gains and other nonrecurring items) represented 39.0% of total net revenue.
    "We are pleased to be able to report another year of record earnings for Alabama National," said John H. Holcomb, III, Chairman and CEO. "Our employees have delivered another excellent year for our share owners."
    "We are enthusiastic about our 2003 expansion into the Gainesville, Florida market through the merger with Millennium Bank. We also look forward to our merger with Cypress Bank in Palm Coast, Florida and with Indian River Banking Company in Vero Beach, Florida. We expect to close these transactions in the first quarter of 2004, pending shareholder and regulatory approval. On the internal growth front, we continue to show solid growth in loans and deposits, which is a testament to our employees and the professional service they deliver," Holcomb continued. "While we plan to continue our expansion in high growth markets, we remain cognizant of the primacy of long term compounded growth in diluted earnings per share. We continue to believe in our operating structure, which is centered on strong local management operating within a disciplined credit culture."
    Total assets at year end of $3.8 billion were up 15.2% from 2002's $3.3 billion, driven largely by 21.4% loan growth. Deposits grew 18.2% to $2.75 billion at December 31, 2003. Year-end share owners' equity was $279.4 million, or $21.76 per share, and tangible book value per share was $18.99.
    During the fourth quarter, ANB recognized $2.4 million in net charge-offs, bringing the year to date figure to 0.12% of average loans. ANB's 2003 provision expense for loan losses covered net charge-offs 193%. Year-end nonperforming assets were 0.40% of period end loans and other real estate. The allowance for loan losses covered nonperforming loans 372%.
    During the fourth quarter of 2003 ANB became aware of a recent bank regulatory interpretation that resulted in a review of ANB's accounting for postretirement benefit agreements existing in certain of its subsidiary banks. As a result of this review, ANB determined that the accounting for these agreements was not correct under generally accepted accounting principles. These plans were in existence at banks acquired by ANB in previous years. ANB has corrected its accounting in the fourth quarter resulting in a $735 thousand decrease in fourth quarter 2003 pre-tax income. Of this amount, approximately $704 thousand relates to prior years beginning in 1995. The effect on net income and diluted earnings per share is $491 thousand and $.04, respectively, of which $470 thousand and $.04, respectively, relate to periods prior to 2003. ANB believes that no prior period results were materially misstated and that no operating trends were materially affected as a result.
    ANB is a $3.8 billion bank holding company operating 69 locations through twelve bank subsidiaries in Alabama, Florida and Georgia. The largest subsidiary for the holding company is Birmingham-based National Bank of Commerce (NBC). Other Alabama subsidiaries include:
First American Bank in Decatur/Huntsville, Athens and Auburn/Opelika; First Citizens Bank in Talladega; Bank of Dadeville; Alabama Exchange Bank in Tuskegee and First Gulf Bank in Baldwin County. Florida subsidiaries are: Citizens & Peoples Bank, N.A. in Pensacola; Community Bank of Naples, N.A.; Millennium Bank in Gainesville; Peoples State Bank in Groveland; and Public Bank in metropolitan Orlando and Vero Beach. ANB has one subsidiary in Georgia, Georgia State Bank in metropolitan Atlanta. ANB provides full banking services to individuals and businesses. Brokerage services are provided to customers through NBC's wholly owned subsidiary, NBC Securities, Inc. Investments are not bank guaranteed, not FDIC insured and may lose value. Insurance services are provided through ANB Insurance Services, Inc., a wholly owned subsidiary of First American Bank.
    Alabama National BanCorporation common stock is traded on the NASDAQ National Market System under the symbol "ALAB."
    Alabama National will provide an on-line, real time Web cast and rebroadcast of its year-end conference call to discuss financial results for the quarter and year completed December 31, 2003, as well as its general outlook and goals for 2004. A listen-only simulcast and replay of Alabama National's conference call will be available on-line at the following Internet links: www.alabamanational.com, under "In The News," or www.vcall.com, on January 22, beginning at 9:00 a.m. Central Time. The on-line replay will follow immediately and continue for 30 days.
    Persons who do not have Internet access may dial 800-938-1464 to listen to the call at 9:00 a.m. Central Time on January 22. A telephonic replay will be available through February 21 by dialing 800-642-1687 and entering Conference ID number 4775033.
    Shareholders of Indian River are advised to read the proxy statement/prospectus regarding the proposed merger of ANB and Indian River delivered to them because it contains important information about the merger, Indian River and ANB. Shareholders of Cypress Bankshares are advised to read the proxy statement/prospectus regarding the proposed merger of ANB and Cypress Bankshares delivered to them because it contains important information about the merger, Cypress Bankshares and ANB. Each proxy statement/prospectus has been filed by ANB in conjunction with a registration statement filed with the Securities and Exchange Commission. Copies of each proxy statement/prospectus can be obtained at the SEC's website at www.sec.gov. Copies of each proxy statement/prospectus can also be obtained, without charge, by directing a request to Alabama National BanCorporation, 1927 First Avenue North, Birmingham, Alabama 35203,
Attention: Lowell A. Womack, Jr. (205-583-3654).
    This press release contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles ("GAAP"). These "non-GAAP" financial measures are "net revenue," "cash earnings" (cash earnings per share) and "tangible book value per share." ANB's management uses these non-GAAP measures in its analysis of ANB's performance. Net revenue is defined as the sum of net interest income plus noninterest income, less any gains or losses from securities sales or asset dispositions. ANB's management believes this measure is useful as an indicator of the company's revenue-generating ability. Securities and assets sale disposition gains are excluded from this figure because they are viewed as non-recurring in nature and could distort the measure. Cash earnings is defined as net income plus amortization expense (net of tax) applicable to intangible assets that do not qualify as regulatory capital. Cash earnings per share is defined as cash earnings divided by basic and diluted common shares outstanding. ANB's management includes cash earnings measures to compare the company's earnings exclusive of non-cash amortization expense and because it is a measure used by many investors as part of their analysis of ANB's performance. Tangible book value per share is defined as total equity reduced by recorded intangible assets divided by total common shares outstanding. ANB's management believes this measure is useful because it provides book value exclusive of intangible assets and because it is a measure used by many investors as part of their analysis of ANB. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. Refer to the "Reconciliation Table" in the attached schedules for a more detailed analysis of these non-GAAP performance measures.
    This press release contains forward-looking statements as defined by federal securities laws. Statements contained in this press release which are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. ANB undertakes no obligation to update these statements following the date of this press release. In addition, ANB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of ANB's senior management based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by ANB with the Securities and Exchange Commission, and forward-looking statements contained in this press release or in other public statements of ANB or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.


                    ALABAMA NATIONAL BANCORPORATION
                   (Unaudited Financial Highlights)
       (in thousands, except per share amounts and percentages)

                                      Three Months Ended
                                          December 31,
                                    ---------------------- Percentage
                                       2003        2002     Change (b)
                                    ----------  ---------- ----------

 Net interest income                $   32,505  $   27,992       16.1%
 Noninterest income                     16,151      18,388      (12.2)
 Total revenue                          48,656      46,380        4.9
 Provision for loan and lease losses     2,020       3,230      (37.5)
 Noninterest expense                    30,439      29,390        3.6
 Net income before income taxes         16,197      13,760       17.7
 Income taxes                            5,421       4,466       21.4
 Net income                         $   10,776  $    9,294       15.9


 Weighted average common and common
   equivalent shares outstanding
      Basic                             12,950      12,370        4.7%
      Diluted                           13,177      12,696        3.8

 Net income per common share
      Basic                         $      .83  $      .75       10.8%
      Diluted                              .82         .73       11.7

 Cash earnings (a)
      Total                         $   10,975  $    9,462       16.0%
      Basic                                .85         .76       10.8
      Diluted                              .83         .75       11.8

 Cash dividends declared on
   common stock                     $     .285  $      .25
 Return on average assets                 1.13%       1.16%
 Return on average equity                15.40       15.83


                          Noninterest Income

 Securities gains                   $        3  $        -         NM
 Service charge income                   3,655       3,312       10.4
 Investment services income              2,623       4,656      (43.7)
 Securities brokerage and trust
  income                                 3,849       3,796        1.4
 Origination and sale of mortgages       2,862       3,488      (17.9)
 Loss on disposal and liquidation of
  assets                                   (59)        (29)     103.4
 Bank owned life insurance                 695         762       (8.8)
 Insurance commissions                   1,042       1,037         .5
 Other                                   1,481       1,366        8.4
                                     ----------  ----------
 Total noninterest income           $   16,151  $   18,388      (12.2)
                                     ==========  ==========

(a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.
(b) Percentage change based on actual not rounded values.
NM - Not meaningful


                                      For the Year Ended
                                          December 31,
                                    ---------------------- Percentage
                                       2003        2002    Change (b)
                                    ----------  ---------- ----------

 Net interest income                $  120,963  $  112,834        7.2%
 Noninterest income                     78,304      61,164       28.0
 Total revenue                         199,267     173,998       14.5
 Provision for loan and lease losses     5,931       7,956      (25.5)
 Noninterest expense                   131,892     113,605       16.1
 Net income before income taxes         61,444      52,437       17.2
 Income taxes                           20,398      16,735       21.9
 Net income                         $   41,046  $   35,702       15.0


 Weighted average common and common
 equivalent shares outstanding
    Basic                               12,748      12,361        3.1%
    Diluted                             12,957      12,683        2.2

 Net income per common share
    Basic                           $     3.22  $     2.89       11.5%
    Diluted                               3.17        2.81       12.5

 Cash earnings (a)
    Total                           $   41,791  $   36,314       15.1%
    Basic                                 3.28        2.94       11.6
    Diluted                               3.23        2.86       12.6

 Cash dividends declared on
 common stock                       $     1.14  $     1.00
 Return on average assets                 1.14%       1.18%
 Return on average equity                15.89       16.01


                          Noninterest Income

 Securities gains                   $       46  $       35       31.4%
 Service charge income                  14,091      12,081       16.6
 Investment services income             18,710      13,576       37.8
 Securities brokerage and trust
  income                                15,867      13,590       16.8
 Origination and sale of mortgages      16,289      10,860       50.0
 Gain on disposal and liquidation of
  assets                                   822         222      270.3
 Bank owned life insurance               2,747       3,018       (9.0)
 Insurance commissions                   3,477       2,837       22.6
 Other                                   6,255       4,945       26.5
                                     ----------  ----------
 Total noninterest income           $   78,304  $   61,164       28.0
                                     ==========  ==========

(a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.
(b) Percentage change based on actual not rounded values.
NM - Not meaningful


                                          December 31,
                                    ----------------------  Percentage
                                       2003        2002       Change
                                    ----------  ----------  ----------
 Total assets                       $3,820,112  $3,316,168       15.2%
 Earning assets                      3,512,744   3,034,980       15.7
 Securities (a)                        810,227     700,333       15.7
 Loans held for sale                    16,415      51,030      (67.8)
 Loans and leases, net of unearned
  income                             2,659,440   2,191,394       21.4
 Allowance for loan and lease losses    36,562      32,704       11.8
 Deposits                            2,753,749   2,330,395       18.2
 Short-term borrowings                  36,150     152,100      (76.2)
 Long-term debt                        337,427     240,065       40.6
 Stockholders' equity                  279,418     234,492       19.2

(a) Excludes trading securities


                        ASSET QUALITY ANALYSIS
                  (in thousands, except percentages)

                                 As of / For the Three Months Ended
                              December 31, September 30, December 31,
                                 2003          2003          2002
                              -----------  ------------  ------------
 Nonaccrual loans             $     9,817  $      6,357  $     10,282
 Restructured loans                     -             -             -
 Loans past due 90 days or
  more and still accruing               0             0             0
 Total nonperforming loans          9,817         6,357        10,282
 Other real estate owned              699         2,517         2,569
 Total nonperforming assets        10,516         8,874        12,851
 Total non performing assets
  as a percentage of period-end
  loans
 and other real estate (a)           0.40%         0.35%         0.59%
 Allowance for loan and lease
  losses                           36,562        36,979        32,704
 Provision for loan and lease
  losses                            2,020         1,396         3,230
 Loans charged off                  3,123           702         3,527
 Loan recoveries                      686           690           327
 Net loan and lease losses          2,437            12         3,200
 Allowance for loan and lease
  losses as a percentage of
  period-end loans and
  leases (a)                         1.37%         1.45%         1.49%
 Allowance for loan and lease
  losses as a percentage of
  period-end nonperforming loans   372.44        581.71        318.07
 Net losses to average loans
  and leases (annualized)            0.37          0.00          0.56


                                 For the Year Ended
                                     December 31,
                              -------------------------   Percentage
                                 2003          2002         Change
                              -----------  ------------  -------------
 Provision for loan and lease
  losses                      $     5,931  $      7,956         -25.5%
 Loans charged off                  5,819         6,236          (6.7)
 Loan recoveries                    2,751         2,465          11.6
 Net loan and lease losses          3,068         3,771         (18.6)
 Net losses to average loans
  and leases                         0.12%         0.18%

(a) Excludes loans held for sale
NM - Not meaningful



                    TAXABLE EQUIVALENT YIELDS/RATES

                                        Three Months Ended
                              December 31, September 30,  December 31,
                                  2003          2003          2002
                              ------------ -------------  ------------
 Interest income:
   Interest and fees on loans        5.74%         5.86%         6.41%
   Interest on securities:
     Taxable                         3.83          3.65          5.10
     Non-taxable                     6.14          6.82          7.45
   Total interest earning
    assets                           5.27          5.27          6.06

 Interest expense:
   Interest on deposits              1.67          1.78          2.41
   Interest on short-term
    borrowing                        0.88          1.87          2.89
   Interest on long-term debt        3.43          3.79          4.26
   Total interest bearing
    liabilities                      1.77          1.87          2.46
   Net interest spread               3.50          3.40          3.60
   Net interest margin               3.73          3.63          3.89

                                  For the Year Ended
                                     December 31,
                              --------------------------
                                  2003          2002
                              ------------ -------------
 Interest income:
   Interest and fees on loans        5.95%         6.77%
   Interest on securities:
     Taxable                         4.00          5.76
     Non-taxable                     6.83          7.49
   Total interest earning assets     5.42          6.47

 Interest expense:
   Interest on deposits              1.90          2.64
   Interest on short-term
    borrowing                        1.78          2.84
   Interest on long-term debt        3.76          4.54
   Total interest bearing
    liabilities                      1.98          2.68
   Net interest spread               3.44          3.79
   Net interest margin               3.68          4.11


                STOCKHOLDERS' EQUITY AND CAPITAL RATIOS

                                  As of December 31,
                              --------------------------
                                 2003          2002
                              ------------ -------------

 Stockholders' Equity:
   Equity to assets                  7.31%          7.07%
   Leverage ratio                    7.73           7.52
   Book value per common
    share (a)                 $     21.76  $       18.95
   Tangible book value per
    common share (a)                18.99          17.28
   Ending shares outstanding       12,839         12,376

(a) Includes a cumulative mark to market adjustment to equity of $0.01 and $0.22 per share at December 31, 2003 and 2002, respectively.


                       RECONCILIATION TABLE

                               Three Months Ended      Year Ended
                                   December 31,        December 31,
                               ------------------  ------------------
                                 2003      2002      2003      2002
                               --------  --------  --------  --------
 Total revenue                 $ 48,656  $ 46,380  $199,267  $173,998
 Securities gains                    (3)        -       (46)      (35)
 Gain (loss) on disposal and
  liquidation of assets              59        29      (822)     (222)
 Net revenue                   $ 48,712  $ 46,409  $198,399  $173,741

 Net income                    $ 10,776  $  9,294  $ 41,046  $ 35,702
 Amortization of intangibles,
  net of tax                        199       168       745       612
 Cash earnings                 $ 10,975  $  9,462  $ 41,791  $ 36,314

 Book value                    $279,418  $234,492  $279,418  $234,492
 Intangible assets              (35,587)  (20,622)  (35,587)  (20,622)
 Tangible book value           $243,831  $213,870  $243,831  $213,870

 Book value per common share   $  21.76  $  18.95  $  21.76  $  18.95
 Effect of intangible assets
  per share                       (2.77)    (1.67)    (2.77)    (1.67)
 Tangible book value per common
  share                        $  18.99  $  17.28  $  18.99  $  17.28



           Alabama National BanCorporation and Subsidiaries
      Consolidated Statements of Financial Condition (Unaudited)
----------------------------------------------------------------------
                 (In thousands, except share amounts)

                                             December 31, December 31,
                                                 2003         2002
                                             ------------ ------------

 Assets
   Cash and due from banks                   $   123,086  $    99,561
   Interest-bearing deposits in other banks       10,019       12,621
   Federal funds sold and securities purchased
    under resell agreements                       16,534       77,957
   Trading securities, at fair value                 109        1,645
   Investment securities (fair value $271,536
    and $357,812, respectively)                  271,035      355,445
   Securities available for sale, at fair
    value                                        539,192      344,888
   Loans held for sale                            16,415       51,030
   Loans and leases                            2,662,358    2,193,702
   Unearned income                                (2,918)      (2,308)
                                             -----------  -----------
   Loans and leases, net of unearned income    2,659,440    2,191,394
   Allowance for loan and lease losses           (36,562)     (32,704)
                                             -----------  -----------
   Net loans and leases                        2,622,878    2,158,690
   Property, equipment and leasehold
    improvements, net                             77,291       72,337
   Goodwill                                       30,964       15,925
   Other intangible assets, net                    4,623        4,697
   Cash surrender value of life insurance         59,425       56,146
   Receivable from investment division
    customers                                     12,966       28,987
   Other assets                                   35,575       36,239
                                             -----------  -----------
   Total assets                              $ 3,820,112  $ 3,316,168
                                             ===========  ===========

 Liabilities and Stockholders' Equity
   Deposits:
     Noninterest bearing                     $   404,755  $   336,172
     Interest bearing                          2,348,994    1,994,223
                                             -----------  -----------
   Total deposits                              2,753,749    2,330,395
   Federal funds purchased and securities
    sold under repurchase agreements             358,393      290,637
   Treasury, tax and loan accounts                 1,431          629
   Accrued expenses and other liabilities         41,577       42,328
   Payable for securities purchased for
    investment division customers                 11,967       25,522
   Short-term borrowings                          36,150      152,100
   Long-term debt                                337,427      240,065
                                             -----------  -----------
   Total liabilities                           3,540,694    3,081,676

   Common stock, $1 par, 27,500,000 shares
    authorized; 12,838,844 and 12,424,544
    shares issued at December 31, 2003
    and 2002, respectively                        12,839       12,425
   Additional paid-in capital                    126,370      105,355
   Retained earnings                             140,028      115,281
   Treasury stock at cost, 48,713 shares at
    December 31, 2002                                  -       (1,312)
   Accumulated other comprehensive income,
    net of tax                                       181        2,743
                                             -----------  -----------
   Total stockholders' equity                    279,418      234,492
                                             -----------  -----------
   Total liabilities and stockholders'
    equity                                   $ 3,820,112  $ 3,316,168
                                             ===========  ===========



           Alabama National BanCorporation and Subsidiaries
            Consolidated Statements of Income (Unaudited)
----------------------------------------------------------------------
                (In thousands, except per share data)

                              For the three months    For the year
                               ended December 31,   ended December 31,
                              -------------------- -------------------
                                2003       2002      2003      2002
                              ---------  ---------  --------  --------

 Interest income:
   Interest and fees on loans
    and leases                 $37,890  $  36,328  $145,931  $143,498
   Interest on securities        7,995      7,141    31,873    33,660
   Interest on deposits in
   other banks                      12         45        98       165
   Interest on trading
    securities                      18         38        94        81
   Interest on Federal funds
    sold and securities
    purchased under resell
    agreements                     104        186       635       743
                                -------  ---------  --------  --------
 Total interest income          46,019     43,738   178,631   178,147

 Interest expense:
   Interest on deposits          9,736     11,804    42,231    49,772
   Interest on Federal funds
    purchased and securities
    sold under repurchase
    agreements                     843      1,003     3,278     4,187
   Interest on short-term
    borrowings                     118        559     1,431     2,246
   Interest on long-term debt    2,817      2,380    10,728     9,108
                                -------  ---------  --------  --------
 Total interest expense         13,514     15,746    57,668    65,313
                                -------  ---------  --------  --------
 Net interest income            32,505     27,992   120,963   112,834
 Provision for loan losses       2,020      3,230     5,931     7,956
                                -------  ---------  --------  --------
 Net interest income after
  provision for loan losses     30,485     24,762   115,032   104,878

 Noninterest income:
   Securities gains                  3          -        46        35
   Gain (loss) on disposition
    and liquidation of assets      (59)       (29)      822       222
   Service charges on deposit
    accounts                     3,655      3,312    14,091    12,081
   Investment services income    2,623      4,656    18,710    13,576
   Securities brokerage and
    trust income                 3,849      3,796    15,867    13,590
   Gain on origination and sale
    of mortgages                 2,862      3,488    16,289    10,860
   Bank owned life insurance       695        762     2,747     3,018
   Insurance commissions         1,042      1,037     3,477     2,837
   Other                         1,481      1,366     6,255     4,945
                                -------  ---------  --------  --------
 Total noninterest income       16,151     18,388    78,304    61,164

 Noninterest expense:
   Salaries and employee
    benefits                    16,094     14,126    64,826    57,687
   Commission based
    compensation                 3,897      5,232    22,182    16,498
   Occupancy and equipment
    expenses                     3,190      2,965    12,886    11,603
   Amortization of intangibles     279        232     1,041       832
   Penalty on long-term debt
    repayment                        -          -       822         -
   Other                         6,979      6,835    30,135    26,985
                                -------  ---------  --------  --------
 Total noninterest expense      30,439     29,390   131,892   113,605
                                -------  ---------  --------  --------

 Income before provision for
  income taxes                  16,197     13,760    61,444    52,437
 Provision for income taxes      5,421      4,466    20,398    16,735
                                -------  ---------  --------  --------
 Net income                    $10,776  $   9,294  $ 41,046  $ 35,702
                                =======  =========  ========  ========

 Net income per common share
  (basic)                      $   .83  $     .75  $   3.22  $   2.89
                                =======  =========  ========  ========

 Weighted average common shares
  outstanding (basic)           12,950     12,370    12,748    12,361
                                =======  =========  ========  ========

 Net income per common share
  (diluted)                    $   .82  $     .73  $   3.17  $   2.81
                                =======  =========  ========  ========

 Weighted average common shares
  outstanding (diluted)         13,177     12,696    12,957    12,683
                                =======  =========  ========  ========



            AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
            (Amounts in thousands, except yields and rates)

                                             Three Months 12/31/03
                                         -----------------------------
                                           Average    Income/   Yield/
                                           Balance    Expense    Cost
                                         ----------- --------- -------
 Assets:
 Earning assets:
   Loans and leases (1)(2)               $2,622,997  $ 37,974    5.74%
   Securities:
    Taxable                                 785,886     7,594    3.83
    Tax exempt (2)                           38,656       599    6.14
   Cash balances in other banks               5,748        12    0.83
   Funds sold                                31,525       104    1.31
   Trading account securities                 2,082        18    3.43
                                          ----------  --------
       Total earning assets (2)           3,486,894    46,301    5.27
                                          ----------  --------
 Cash and due from banks                    119,051
 Premises and equipment                      77,307
 Other assets                               131,507
 Allowance for loan and lease losses        (37,623)
                                          ----------
        Total assets                     $3,777,137
                                          ==========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts $  514,842  $    894    0.69
   Savings deposits                         509,951     1,073    0.83
   Time deposits                          1,284,335     7,769    2.40
   Funds purchased                          338,785       843    0.99
   Other short-term borrowings               52,936       118    0.88
   Long-term debt                           325,999     2,817    3.43
                                          ----------  --------
        Total interest-bearing
         liabilities                      3,026,848    13,514    1.77
                                          ----------  --------
 Demand deposits                            422,691
 Accrued interest and other liabilities      50,000
 Stockholders' equity                       277,597
                                          ----------
     Total liabilities and stockholders'
      equity                             $3,777,137
                                          ==========

 Net interest spread                                             3.50%
                                                               =======
 Net interest income/margin on
   a taxable equivalent basis                          32,787    3.73%
                                                               =======
 Tax equivalent adjustment (2)                            282
                                                      --------
 Net interest income/margin                          $ 32,505    3.70%
                                                      ======== =======


                                             Three Months 12/31/02
                                         -----------------------------
                                           Average    Income/   Yield/
                                           Balance    Expense    Cost
                                         ----------- --------- -------
 Assets:
 Earning assets:
   Loans and leases (1)(2)               $2,252,414  $ 36,391    6.41%
   Securities:
    Taxable                                 525,559     6,759    5.10
    Tax exempt (2)                           30,854       579    7.45
   Cash balances in other banks              13,248        45    1.35
   Funds sold                                55,677       186    1.33
   Trading account securities                 4,270        38    3.53
                                          ----------  --------
       Total earning assets (2)           2,882,022    43,998    6.06
                                          ----------  --------
 Cash and due from banks                     93,006
 Premises and equipment                      70,651
 Other assets                               156,100
 Allowance for loan and lease losses        (33,248)
                                          ----------
        Total assets                     $3,168,531
                                          ==========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts $  425,742  $  1,241    1.16
   Savings deposits                         389,943     1,221    1.24
   Time deposits                          1,128,249     9,342    3.29
   Funds purchased                          298,306     1,003    1.33
   Other short-term borrowings               76,747       559    2.89
   Long-term debt                           221,885     2,380    4.26
                                          ----------  --------
        Total interest-bearing
         liabilities                      2,540,872    15,746    2.46
                                          ----------  --------
 Demand deposits                            331,875
 Accrued interest and other liabilities      62,829
 Stockholders' equity                       232,955
                                          ----------
     Total liabilities and stockholders'
      equity                             $3,168,531
                                          ==========

 Net interest spread                                             3.60%
                                                               =======
 Net interest income/margin on
   a taxable equivalent basis                          28,252    3.89%
                                                               =======
 Tax equivalent adjustment (2)                            260
                                                      --------
 Net interest income/margin                          $ 27,992    3.85%
                                                      ======== =======

(1) Average loans include nonaccrual loans. All loans and deposits are domestic.
(2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.



            AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
            (Amounts in thousands, except yields and rates)

                                               Year Ended 12/31/03
                                         -----------------------------
                                           Average    Income/   Yield/
                                           Balance    Expense    Cost
                                         ----------- --------- -------
 Assets:
 Earning assets:
   Loans and leases (1)(2)               $2,459,250  $146,223    5.95%
   Securities:
    Taxable                                 758,506    30,359    4.00
    Tax exempt (2)                           33,104     2,260    6.83
   Cash balances in other banks              10,024        98    0.98
   Funds sold                                49,338       635    1.29
   Trading account securities                 2,536        94    3.71
                                          ----------  --------
       Total earning assets (2)           3,312,758   179,669    5.42
                                          ----------  --------
 Cash and due from banks                     95,686
 Premises and equipment                      75,319
 Other assets                               155,386
 Allowance for loan and lease losses        (35,302)
                                          ----------
        Total assets                     $3,603,847
                                          ==========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts $  509,343  $  4,376    0.86
   Savings deposits                         471,725     4,359    0.92
   Time deposits                          1,242,100    33,496    2.70
   Funds purchased                          317,811     3,278    1.03
   Other short-term borrowings               80,586     1,431    1.78
   Long-term debt                           285,456    10,728    3.76
                                          ----------  --------
        Total interest-bearing
         liabilities                      2,907,021    57,668    1.98
                                          ----------  --------
 Demand deposits                            382,498
 Accrued interest and other liabilities      55,980
 Stockholders' equity                       258,348
                                          ----------
     Total liabilities and stockholders'
      equity                             $3,603,847
                                          ==========

 Net interest spread                                             3.44%
                                                               =======
 Net interest income/margin on
   a taxable equivalent basis                         122,001    3.68%
                                                               =======
 Tax equivalent adjustment (2)                          1,038
                                                      --------
 Net interest income/margin                          $120,963    3.65%
                                                      ======== =======


                                              Year Ended 12/31/02
                                         -----------------------------
                                           Average    Income/   Yield/
                                           Balance    Expense    Cost
                                         ----------- --------- -------
 Assets:
 Earning assets:
   Loans and leases (1)(2)               $2,123,778  $143,770    6.77%
   Securities:
    Taxable                                 558,052    32,116    5.76
    Tax exempt (2)                           31,216     2,339    7.49
   Cash balances in other banks               9,607       165    1.72
   Funds sold                                45,348       743    1.64
   Trading account securities                 2,059        81    3.93
                                          ----------  --------
       Total earning assets (2)           2,770,060   179,214    6.47
                                          ----------  --------
 Cash and due from banks                     89,935
 Premises and equipment                      66,802
 Other assets                               134,192
 Allowance for loan and lease losses        (31,183)
                                          ----------
        Total assets                     $3,029,806
                                          ==========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts $  404,587  $  5,228    1.29
   Savings deposits                         391,008     5,457    1.40
   Time deposits                          1,087,937    39,087    3.59
   Funds purchased                          272,689     4,187    1.54
   Other short-term borrowings               78,958     2,246    2.84
   Long-term debt                           200,686     9,108    4.54
                                          ----------  --------
        Total interest-bearing
         liabilities                      2,435,865    65,313    2.68
                                          ----------  --------
 Demand deposits                            318,724
 Accrued interest and other liabilities      52,170
 Stockholders' equity                       223,047
                                          ----------
     Total liabilities and stockholders'
      equity                             $3,029,806
                                          ==========

 Net interest spread                                             3.79%
                                                               =======
 Net interest income/margin on
   a taxable equivalent basis                         113,901    4.11%
                                                               =======
 Tax equivalent adjustment (2)                          1,067
                                                      --------
 Net interest income/margin                          $112,834    4.07%
                                                      ======== =======

(1) Average loans include nonaccrual loans. All loans and deposits are domestic.
(2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.

    CONTACT: Alabama National BanCorporation, Birmingham
             John H. Holcomb III, 205-583-3648
             or
             Alabama National BanCorporation
             William E. Matthews, V, 205-583-3650